Registration No. 33-16812
                               Investment Company Act Registration No. 811-05308
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                         Pre-Effective Amendment No. __                   [ ]
                         Post-Effective Amendment No. 16                  [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                                Amendment No. 18                          [X]
                        (Check appropriate box or boxes.)
                        ---------------------------------
                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

        10 South Riverside Plaza
               Suite 1520
           Chicago, Illinois                                        60606
----------------------------------------                        --------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 669-1650
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                Gerald W. Perritt
                            10 South Riverside Plaza
                                   Suite 1520
                             Chicago, Illinois 60606
  ----------------------------------------------------------------------------
                    (Name and Address of Agent for Services)

               --------------------------------------------------
                                    Copy to:
                               Phillip J. Hanrahan
                                 Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
               --------------------------------------------------


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.
================================================================================
It is proposed that this filing will become effective (check appropriate box)

___  Immediately upon filing pursuant to paragraph (b) of Rule 485
_X_  on February 28, 2002 pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
___  on (date) pursuant to paragraph (a)(1) of Rule 485
___  75 days after filing pursuant to paragraph (a)(2) of Rule 485
___  on (date) pursuant to paragraph (a)(2) of Rule 485.
================================================================================

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PERRITT
                        MicroCap Opportunities Fund, Inc.



Perritt MicroCap Opportunities Fund, Inc. seeks long-term capital appreciation by investing mainly in common stocks of rapidly growing companies that have equity market values between $30 million and $400 million at time of purchase. In view of this, the Fund can be subject to above-average risk.


                                   PROSPECTUS

Please read this Prospectus and keep it for further reference. It contains important information about the Fund, its investments and the services it offers to shareholders.


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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------

                    Perritt MicroCap Opportunities Fund, Inc.
                      10 South Riverside Plaza, Suite 1520
                             Chicago, Illinois 60606
                                 (800) 332-3133





                                   Prospectus
                                February 28, 2002

                                Table of Contents

Questions To Ask Before Investing In The Perritt MicroCap
  Opportunities Fund..........................................................4

Fees And Expenses.............................................................6

Investment Objective, Strategies And Risks....................................7

Management Of The Fund........................................................8

Privacy Policy................................................................9

Determining Net Asset Value...................................................9

How To Purchase Shares.......................................................10

Redeeming Shares.............................................................12

Distributions And Taxes......................................................13

Financial Highlights.........................................................14

Share Purchase Application...................................................15

For More Information..................................................Back Cover

  Questions to Ask Before Investing in the Perritt MicroCap Opportunities Fund

What is the Fund's goal?
The Perritt MicroCap Opportunities Fund seeks long-term capital appreciation.


What is the Fund's investment strategy?
Generally, the Fund invests in the stocks of United States companies that have equity market values between $30 million and $400 million at the time of purchase (so-called micro-cap companies). The Fund invests in both value-priced and aggressive growth stocks. Generally, Fund management seeks to invest in micro-cap companies that: (1) have demonstrated above-average growth in revenues and/or earnings; (2) possess relatively low levels of long-term debt; and (3) have a high percentage of their shares owned by company management. Fund management also seeks to invest in the stocks of companies that possess modest price-to-sales ratios and price-earnings ratios that are below the company's long-term annual growth rate. At times, the Fund may invest in "special situations" such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs. Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: a company's equity market value grows beyond $1 billion; a company's financial condition deteriorates to the point that Fund management believes that its long-term growth prospects may be impaired; the company receives an offer from another company; or a company's price/sales ratio or price-earnings multiple expands to the point that management believes the company's stock is significantly overvalued. However, during the last five years, the Fund's annual portfolio turnover rate has averaged 68.8%, which corresponds to an average holding period of about seventeen months. Generally the Fund's portfolio contains 80 to 100 stocks.


What are the principal risks of investing in the Fund?
The Fund mainly invests in common stocks. The prices of stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money. These are risks that are faced by all equity mutual fund investors.


Stocks of small companies involve additional risks. Small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of small company stocks are more volatile than those of larger companies. Thus, the Fund's share price may increase and decline by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of small company stocks may vary, sometimes significantly, from the returns of the overall market. Finally, relative to large company stocks, the stocks of small companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is only a suitable investment for that part of an investor's capital that can be exposed to above-average risk.

How has the Fund performed?
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Russell 2000 Index.


Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund may perform in the future. It may perform better or worse in the future.

Total Return
(per calendar year)

                    [graphic to be included in final printed copy]

 1992    1993    1994     1995     1996     1997     1998      1999     2000    2001
 ----    ----    ----     ----     ----     ----     ----      ----     ----    ----
 6.5%    5.3%    -5.1%   30.7%    18.0%    22.1%     -4.3%    -8.2%     6.2%    34.5%

Note: During the 10-year period shown on the bar chart, the Fund's highest total return for a quarter was 30.8% (quarter ended March 31, 2000) and the lowest total return for a quarter was -18.7% (quarter ended December 31, 2000).

Average Annual Total Returns
(years ended 12/31/01)                    Past One Year     Past 5 years      Past 10 Years
                                          -------------     ------------      -------------

Fund Return Before Taxes                      34.5%               8.9%               9.7%

Fund Return After Taxes on
   Distributions                              34.3%               7.4%               8.2%

Fund Return After Taxes on
   Distributions and Sale of
   Fund Shares                                27.4%               6.1%               7.0%

Russell 2000 Index* (includes no               2.5%               7.5%              11.5%
   deduction for expenses or
   taxes)



* The Russell 2000 Index is a popular measure of the stock performance of small companies. It is a market-value-weighted index of the stocks of companies ranked number 1,001 through 3,000 on the basis of market capitalization.

                                Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDERS' FEES
(fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price)....................      None
         Maximum Deferred Sales Charge (Load).....................      None
         Maximum Sales Charge (Load) Imposed on Reinvested
           Dividends And Distributions............................      None
         Redemption Fee...........................................   2.00%(a)(b)
         Exchange Fee.............................................      None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

         Management Fees..........................................     1.00%
         Distribution and/or Service (12b-1) Fees.................      None
         Other Expenses...........................................     1.33%
         Total Annual Fund Operating Expenses Before
           Fee Waivers (c)........................................     2.33%
                                                                     -----------

         Fee Waiver...............................................     0.58%
         Net Expenses:............................................     1.75%
---------------------------
(a) A fee of $15.00 is charged for each wire redemption.
(b) The Fund charges a 2% redemption fee for shares held less than 90 days. These fees are paid to the Fund. (c) The Adviser is required to waive its advisory fee to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses do not exceed 1.75% of the Fund's average daily net assets. The Adviser must continue the waivers unless the shareholders of the Fund approve its discontinuation.


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 year           3 years          5 years          10 years
              ------           -------          -------          --------

               $184             $569             $979             $2,122

You would pay the same costs if you did not redeem your shares at the end of the specified periods.

                   Investment Objective, Strategies and Risks

The Fund's investment objective is long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money. The Fund's policy, under normal circumstances, is to invest at least 80% of its net assets in common stock of micro-cap companies, as defined in the next paragraph. The fund will give shareholders at least 60 days written notice of any change in this policy.

Small equity capitalization companies (micro-cap companies) typically have equity market values (share price multiplied by number of shares outstanding) below $400 million. At times the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund invests in the stocks of companies listed on national or regional securities exchanges and stocks listed for trading on Nasdaq. The current income return of the Fund will be low (or non-existent) because small companies frequently need to retain all or most of their profits to finance growth.

When selecting stocks for the Fund's portfolio, management utilizes a computer data base of approximately 7,500 nationally traded companies. This list is initially narrowed to the stocks of companies with equity market values greater than $30 million and less than $400 million. Stocks with current prices substantially below $5 per share are eliminated. This process reduces the investment universe to approximately 1,500 companies.


The Fund's portfolio generally contains both "growth" and "value" stocks. Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy. These stocks generally are priced at relatively high multiples of revenues, earnings, and book values. Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price to revenues ratio that is below 1.0.


Under normal circumstances the Fund seeks to keep its annual portfolio turnover ratio under 50%. The annual portfolio turnover ratio indicates changes in the Fund's portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The Fund's average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years. During the last five years, the Fund's annual portfolio turnover rate has averaged 68.8%.

The Fund diversifies its investments. It will normally own 80 to 100 stocks of companies operating in a number of industries. At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the Fund's assets. Stocks periodically will be sold for several reasons. These include: (1) a company's equity market value grows beyond $1 billion, and the company is no longer considered to be a micro-cap firm; (2) a company's financial condition deteriorates to the point management believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company's stock becomes significantly "over-valued" given its long-term growth prospects.

The Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper). The Fund may not achieve its investment objective when it takes a temporary defensive position. When the Fund is not taking a temporary defensive position, it still will hold from 1% to 5% of its assets in money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


Investments in the stocks of companies with small equity market values tend to be speculative and involve greater risks than are customarily associated with investments in the stocks of larger companies. Small companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate sufficient cash from operations necessary for growth, and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the frequency and volume of trading in small company securities is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. These transactions are accompanied by increased costs that may reduce net investment returns. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and smaller capitalization stocks underperform.

The Fund is designed for investors with a long-term investment perspective and is not suitable for investors who attempt to profit from short-term market swings. In fact, the Fund assesses a 2% redemption fee for shares held 90 days or less in an attempt to deter "market timing" investors from investing in the Fund. The Fund is also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in small company stocks. Furthermore, there is no assurance that the objective of the Fund will be realized or that any income will be earned. Since the Fund's share price may fall below the initial purchase price, investors in the Fund may lose a portion of their investment capital.

                             Management of the Fund

Perritt Capital Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                            10 South Riverside Plaza
                                   Suite 1520
                             Chicago, Illinois 60606


The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Fund's only investment adviser. The adviser is a wholly owned subsidiary of Investment Information Services, Inc. ("IIS"). IIS was organized in 1983 and is in the business of publishing Gerald Perritt's Mutual Fund Letter (a monthly mutual fund advisory newsletter). At October 31, 2001, the Adviser managed approximately $60 million in assets. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.0% of its average net assets.


Michael Corbett is primarily responsible for the day-to-day management of the Fund's portfolio and has been since November 1999. He joined the Adviser in 1990 as a research analyst and is currently Vice-President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University. He was appointed co-portfolio manager of the Fund in 1996 and President and Lead Manager in 1999. He has been a contributing columnist for Investment Horizons (a small company advisory newsletter) and Gerald Perritt's Mutual Fund Letter.

Dr. Gerald W. Perritt is President and Chairman of IIS, President of the Adviser and Vice President of the Fund. He has authored several books on investing including "Small Stocks, Big Profits," a book that discusses the benefits and risks of investing in small company stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including:
Babson College, the University of Miami, Florida International University, Ball State University and DePaul University in Chicago.

                                 Privacy Policy

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number and social security number.

o Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.


We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards through our custodian, U.S. Bank N.A., that comply with federal standards to guard your nonpublic personal information.


In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                           Determining Net Asset Value


The price at which investors purchase and redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. Net asset value will not be calculated on certain national holidays, such as New Years Day, Independence Day, Labor Day, Thanksgiving and Christmas, as well as certain others. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.

Each security traded on a national stock exchange or the Nasdaq Stock Market is valued at its last sale price on that exchange on the day of valuation. Securities that have not traded on the day of valuation are valued at the mean (average) of the then closing bid and ask prices. The Fund values most money market instruments at their amortized cost. The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "Perritt MicroCap". The Fund's Nasdaq symbol is PRCGX.


The Fund will process purchase orders it receives and accepts, and redemption orders it receives, prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders it receives and accepts, and redemption orders it receives, after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

                             How to Purchase Shares

Minimum Investment Requirements
Initial purchase:                                          $1000
Additional purchase:                                       $  50
Individual Retirement Account:                             $ 250
Tax deferred retirement account:                           $ 250
Uniform Gift to Minors Act:                                $ 250
Dividend reinvestment                                       None

The Fund may change minimum investment requirements at any time.

How to Purchase Shares From the Fund

1.     Read this Prospectus very carefully before you invest.

2. Complete the purchase application at the back of this Prospectus. (Additional share purchase applications can be obtained by calling 1-800-331-8936.)


3. The Fund will not accept payment in cash or third party checks. Make your check payable to "Perritt MicroCap Opportunities Fund" or U.S. Bancorp Fund Services, LLC, as the Fund's agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $20.00 service fee when a check is returned because of insufficient or uncollected funds or when payment is stopped. The shareholder will also be responsible for any losses suffered by the Fund as a result.

4.     Mail the application and check to:
                           By First Class Mail
                  Perritt MicroCap Opportunities Fund
                  c/o U.S. Bancorp Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI 53202-0701
                           By Overnight or Express Mail
                  Perritt MicroCap Opportunities Fund
                  c/o U.S. Bancorp Fund Services, LLC
                  615 East Michigan Street
                  Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service to the Post Office Box address.

5. If you wish to open an account by wire, please call 1-800-332-3133 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. There is a $15 wire transfer fee. Funds should be wired to:

U.S. Bank N.A.
ABA #0750-00022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-950-027

For Further Credit:
(shareholder name)
(shareholder account number, if known)

You should then send a properly signed share purchase application marked "FOLLOW-UP" to either of the addresses listed above. Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.


Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

The Fund and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers, such as Charles Schwab & Co., Inc. and TD Waterhouse ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive the same day pricing.


5. Be authorized to accept purchase orders on the Fund's behalf. This means the Fund will process the purchase order at the net asset value that is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any share purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

Traditional IRA
Roth IRA
Education IRA
SEP-IRA
SIMPLE IRA
Defined Contribution Retirement Plan

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-331-8936. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

                                Redeeming Shares

Shareholders may sell (redeem) their shares at any time. The redemption price you receive will be equal to the net asset value next determined after the Fund's transfer agent receives a request for redemption in proper form. The value of your shares on redemption may be more or less than their original cost. A liquidation charge of 2% of the amount of the redemption is applicable for shares held less than 90 days. Requests for redemption by telephone or telegram will not be honored. Questions regarding the proper form of redemption requests should be directed to the Transfer Agent at 1-800-332-3133.

How to Redeem (Sell) Shares From the Fund

1. Prepare a letter of instructions containing: account number(s), the amount of money or number of shares being redeemed, the names on the account, daytime telephone number and additional information the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.

2. Sign the letter of instructions exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signature(s) guaranteed in the following situations: (1) the redemption involves more than $10,000, (2) the proceeds are to be paid to someone other than the account holder(s), (3) the proceeds are to be sent to an address other than the address of record, or (4) the Fund receives the request within 15 days of an address change. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. A notarized signature is not an acceptable substitute for a signature guarantee.

4. Redemption requests from shareholders in an individual retirement account or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.


5.     Send the letter containing redemption instructions to:
                           By First Class Mail
                  Perritt MicroCap Opportunities Fund
                  c/o U.S. Bancorp Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI 53202-0701
                           By Overnight or Express Mail
                  Perritt MicroCap Opportunities Fund
                  c/o U.S. Bancorp Fund Services, LLC
                  615 East Michigan Street
                  Milwaukee, WI 53202-5207


How to Redeem (Sell) Shares Through Servicing Agents
If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Waterhouse), you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.


Payment of Redemption Proceeds
1. If you redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.


2. If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

                             Distributions and Taxes


The Fund distributes substantially all of its net investment income and capital gains annually. Distributions are generally made in December. The Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash. You may make this election on the share purchase application or by writing to U.S. Bancorp Fund Services, LLC.


The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserve the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Altschuler, Melvoin and Glasser LLP whose report, along with the Fund's financial statements, are included in the Annual Report, which is available on request.

                              Financial Highlights
                                                                        Years Ended October 31
                                                     2001          2000          1999          1998          1997
Selected Per-Share Data
Net asset value, beginning of period               $14.92        $10.59        $11.77        $17.75        $14.33
                                                   ------        ------        ------        ------        ------
Income from investment operations:
     Net investment income (loss)                   (0.05)a        0.03a        (0.15)a       (0.17)a       (0.05)
     Net realized and unrealized
     gain (loss) on investments                      0.94          4.30         (1.03)        (3.55)         4.78
                                                     ----          ----         ------        ------         ----
Total from investment operations                     0.89          4.33         (1.18)        (3.72)         4.73
                                                     ----          ----         ------        ------         ----
Less Distributions                                   1.95         (0.00)        (0.00)        (2.26)        (1.31)
                                                     ----         ------        ------        ------        ------
Net asset value, end of period                     $13.86        $14.92        $10.59        $11.77        $17.75
                                                   ======        ======        ======        ======        ======
Total Return                                         9.62%        40.89%       (10.03%)      (23.83%)       35.95%
Ratios and Supplemental Data
     Net assets, end of period
         (in thousands)                            $12,979        $9,807        $8,499       $10,173       $24,831
     Ratio of expenses to average
         net assets                                  1.75%         1.75%         1.72%         1.81%         1.52%
     Ratio of net investment income to
        average net assets                          (0.4)%         0.2%         (1.2%)        (1.1%)        (0.6%)
     Portfolio turnover rate                        94.3%         89.2%         53.4%         24.0%         83.1%

a:   Net investment income or loss per share has been calculated based on average shares outstanding during the period.

     Perritt MicroCap Opportunities Fund, Inc. (Share Purchase Application)



Mail to:
Perritt MicroCap Opportunities Fund
c/o U.S. Bank N.A.
P. O. Box 701
Milwaukee, WI  53201-0701



1.     Registration of Shares

----------------------------------------------------   -------------------------
Owner (Individual, Corporation, Trustee or Custodian)         Joint Owner

----------------------------------------------------   -------------------------
Social Security Number or Taxpayer                            Phone Number
   Identification Number

----------------------------------------------------   -------------------------
Address                                                City      State     Zip

If more than one owner is listed above, then shares will be registered as joint tenants with rights of survivorship and not as tenants in common, unless otherwise instructed. UGMA accounts please list the custodian as owner, the minor as joint owner; put the minor's Social Security Number in the space above.

2.     Investment Information

This investment represents an:

___   Initial Purchase payable to:  Perritt MicroCap Opportunities Fund  $______
___   Investment wired to Account  #___________

3.     Dividend Option

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the prospectus unless the item below is checked.

___ Please pay all income dividends and capital gains distributions in cash.
        I (We) understand that certificates for shares purchased (either initial or reinvested) will be issued only upon request


4.     Automatic Investment Plan

Please start my Automatic Investment Plan beginning:

Month _____ Year _____. I hereby instruct U.S. Bancorp Fund Services, LLC, Transfer Agent for Perritt MicroCap Opportunities Fund, to automatically transfer $_____ (minimum $50) directly from my checking, NOW, or savings account named below on the _____ of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or any other reason.


Name(s) on Bank Account                           Bank Name
                       ------------------------             --------------------
Bank Address                                      Account Number
             ----------------------------------                  ---------------
Signature of                                      Signature of
Bank Account Owner                                Joint Owner
                  -----------------------------               ------------------


5.     Systematic Withdrawals

___ I would like to withdraw from Perritt MicroCap Opportunities Fund $_____ ($200 minimum) as follows: I would like to have payments made to me on or about the ____ day of each month, or the first business day thereafter, (circle ALL) or the months that I have circled:

           January  February  March  April  May  June  July  August  September
           October  November  December


___ I would like to have payments automatically deposited to my bank account. Complete bank account information below. (A check will be mailed to the above address if this box is not checked.) To ensure proper crediting of your bank account, please attach a voided check or deposit slip.

Name(s) on Bank Account                           Bank Name
                       ------------------------             --------------------
Bank Address                                      Account Number
             ----------------------------------                  ---------------

6.     Signature and Certification by the Internal Revenue Service

I (We), the undersigned, have received a copy of the current prospectus of the Perritt MicroCap Opportunities Fund and are purchasing Fund shares in accordance with its provisions. I (We) further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.

Under the penalty of perjury, I (we) certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my (our) correct Social Security Number or Taxpayer Identification Number, and (2) I am (we are) not subject to backup withholding either because I (we) have not been notified by the Internal Revenue Service (IRS) that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or that IRS has notified me (us) that I am (we are) no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



---------------------------------     ------------------------------------------
Signature of Owner           Date     Signature of Joint Owner (if any)     Date

FOR MORE INFORMATION

You can learn more about the Perritt MicroCap Opportunities Fund in the following documents:

Statement of Additional Information (SAI).
The SAI contains more detailed information about the Fund. The Fund has filed a current SAI with the Securities and Exchange Commission. The SAI is incorporated by reference into (is legally a part of) this Prospectus.


Annual and Semi-Annual Reports to Shareholders.
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.


To request a free copy of the current SAI or annual and semi-annual reports, call the Fund, toll-free, at 1-800-331-8936 or 1-312-669-1650 or write to the Fund at 10 S. Riverside Plaza, Suite 1520, Chicago, Illinois 60606.

Prospective investors and shareholders with questions about the Fund also may call the above number or write to the above address.


You can review and copy information about Perritt MicroCap Opportunities Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. (Please call 1-202-942-8090 for information on the operation of the Public Reference Room). Reports and other information about the Fund are also available at the Securities and Exchange Commission's Internet site at http:/www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:


                           Public Reference Section
                           Securities and Exchange Commission
                           Washington, D.C. 20549-6009

Please refer to the Perritt MicroCap Opportunities Fund's Investment Company Act File No. 811-05308, when seeking information about the Fund from the Securities and Exchange Commission.

     ======================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 28, 2002
     ======================================================================



                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                            10 South Riverside Plaza
                                   Suite 1520
                             Chicago, Illinois 60606
                            Toll Free: (800) 332-3133



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt MicroCap Opportunities Fund, Inc. dated February 28, 2002 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt MicroCap Opportunities Fund, Inc. at the address and telephone number set forth above.

     The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2001, of Perritt MicroCap Opportunities Fund, Inc. (File No. 811-05308) as filed with the Securities and Exchange Commission on December 28, 2001.


                         Statement of Net Assets
                         Statements of Changes in Net Assets
                         Financial Highlights
                         Statement of Operations
                         Notes to Financial Statements
                         Independent Auditor's Report

                  PERRITT MICROCAP OPPORTUNITIES FUND, INC.


                                TABLE OF CONTENTS

                                                                            Page

FUND HISTORY AND CLASSIFICATION.............................................  4

INVESTMENT OBJECTIVE........................................................  4

INVESTMENT CONSIDERATIONS...................................................  4

INVESTMENT RESTRICTIONS.....................................................  5

RETIREMENT PLANS............................................................  7

     Individual Retirement Accounts.........................................  7

     Simplified Employee Pension Plan.......................................  8

     SIMPLE IRA.............................................................  8

     Defined Contribution Plans.............................................  9


OTHER STOCKHOLDER PLANS..................................................... 10

     Automatic Investment Plan.............................................. 10

     Dividend Reinvestment Plan............................................. 10

     Systematic Withdrawal Plan............................................. 10

DIRECTORS AND OFFICERS...................................................... 12

     Management Information................................................. 12

     Committees............................................................. 14

     Code of Ethics......................................................... 15

     OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS..................... 15

INVESTMENT ADVISER.......................................................... 16

ALLOCATION OF PORTFOLIO BROKERAGE........................................... 18

REDEMPTION FEE.............................................................. 20

CUSTODIAN................................................................... 20

DETERMINATION OF NET ASSET VALUE............................................ 20

TAXES....................................................................... 21

STOCKHOLDER MEETINGS........................................................ 22

CAPITAL STOCK............................................................... 23

MISCELLANEOUS............................................................... 23

PERFORMANCE INFORMATION..................................................... 24

     Average Annual Total Return (After Taxes on Distributions)............. 25

     Average Annual Total Returns (After Taxes on Distributions
      and Redemptions)...................................................... 25

INDEPENDENT PUBLIC ACCOUNTANTS.............................................. 26

OTHER INFORMATION........................................................... 26

EXHIBIT INDEX............................................................... 32

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2002 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Maryland corporation on August 24, 1987. On February 2, 1998, the Fund changed its corporate name from Perritt Capital Growth Fund, Inc. to Perritt MicroCap Opportunities Fund, Inc.


                              INVESTMENT OBJECTIVE


     The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of companies whose equity market value at the time of purchase range from $30 million to $400 million. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.



                            INVESTMENT CONSIDERATIONS


     Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund's investment adviser ("Adviser"), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.


     Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

     Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.


                             INVESTMENT RESTRICTIONS

     In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:


          (i) 67% of the Fund's shares present or represented at a meeting of stockholders at which the holders of more than 50% of such shares are present or represented; or


          (ii) more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

     The Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

     2. Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     3. Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     4. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of a Fund's net assets at the time the borrowing is incurred.

     5. Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

     6. Act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.

     7. Invest in companies for the primary purpose of acquiring control or management thereof.

     8. Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).

     9. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

     10. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

     11. Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

     12. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

     13. Engage in the purchase and sale of put and call options on portfolio securities or stock indexes, except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and
(iii) enter into closing transactions with respect to such options.

     14. Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund's net assets.

     15. Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

     16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.


                                RETIREMENT PLANS

     Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

Individual Retirement Accounts


     Individual stockholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund offers three types of IRAs, including the Traditional IRA, which can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the stockholder is an "active participant" in an employer-sponsored retirement plan and the stockholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the stockholder's own contributions for which the stockholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the stockholder attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA (sometimes known as an American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the stockholder has held the IRA for certain minimum periods of time (generally, 5 years and until age 59 1/2). Stockholder's whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the stockholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the stockholder. Following the death of the stockholder, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the stockholder's compensation (earned income). The "annual limit" is $2,000 for 2001, $3,000 for 2002 through 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008.
After 2008, the "annual limit" will be
adjusted to reflect cost of living increases. Stockholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2002 through 2005, and $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the stockholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution in 2001 is $500 per beneficiary. In 2002 and subsequent years, the maximum annual contribution will be $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses beginning in 2002), neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Stockholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke the applicant's account within seven days after receiving the disclosure statement and obtain a full refund of the applicant's contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.


Simplified Employee Pension Plan


     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $200,000 per year). The $200,000 compensation limit applies for 2002 and is adjusted periodically for cost of living increases (for 2001 the compensation limit was $170,000). A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


     An IRA may also be used in connection with a SIMPLE Plan established by the stockholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the stockholder may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA of up to $6,500 per year to the SIMPLE IRA. The $6,500 limit applies for 2001. The applicable dollar limit for 2002 is $7,000 and will increase to $8,000 in 2003, $9,000 in 2004 and $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. Beginning in 2002, a stockholder who is ago 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional "catch-up" contribution for the year of up to $500 in 2002, $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and 2006. After 2006, the
annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the stockholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


Defined Contribution Plans


     A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $10,500 for 2001, $11,000 for 2002, $12,000 for 2003, $13,000
for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $1,000 in 2002, $2,000 in 2003, $3,000 in 2004, $4,000 in 2005 and
$5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. In 2001, the maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $35,000 or 25% of compensation (earned income). In 2002 and subsequent years, the maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $170,000 in 2001, $200,000 in 2002 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.



                             OTHER STOCKHOLDER PLANS

Automatic Investment Plan


     The Fund offers an Automatic Investment Plan, which may be established at any time. By participating in the Automatic Investment Plan, stockholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A stockholder may elect to make automatic deposits on any date specified by the stockholder each month. There is a $50 minimum for each automatic transaction.

     Under the Automatic Investment Plan, stockholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to stockholders for participating in the Automatic Investment Plan. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.


Dividend Reinvestment Plan


     Unless a stockholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the stockholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A stockholder may at any time change his/her election as to whether to receive his/her dividends and distribution in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.


Systematic Withdrawal Plan


     A stockholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, Fund shares are deposited by the stockholder with the Fund and the stockholder appoints the Fund as the stockholder's agent to effect redemptions of Fund shares held in the stockholder's account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the investor's account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The investor's signature should be guaranteed by a bank or a member firm of a national stock exchange.

     The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the business day of each month selected by a stockholder or, if that day is a holiday, on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in the stockholder's account at any time.

     Withdrawal payments cannot be considered to be yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.

                                           DIRECTORS AND OFFICERS


Management Information

     As a Maryland corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Fund are as follows:


                                             Term of Office             Principal                Other
Name, Address,              Position(s)      and Length of            Occupation(s)          Directorships
and Age                    Held with Fund     Time Served          during Past 5 Years      Held by Director
--------------             --------------     -----------          -------------------      ----------------

"Disinterested Persons" of the Fund

Dianne Chaykin Click          Director      Indefinite, until   Ms. Click is a licensed           None
Age:  39                                    successor elected   real estate agent in the
Address:                                                        State of Montana and has
10 Park Plaza                               7 years             been employed with ERA
Bozeman, MT  59715                                              Landmark Real Estate
                                                                Company since February
                                                                1998.  Prior thereto, she
                                                                was the sole proprietor
                                                                of The Marketing Arm, a
                                                                direct mail marketing
                                                                consulting firm to
                                                                financial institutions,
                                                                and a realtor with
                                                                Gallatin River Realty.
                                                                She holds a Bachelor of
                                                                Science degree in
                                                                Marketing from the
                                                                University of Miami,
                                                                Florida.

David S. Maglich              Director      Indefinite, until   Mr. Maglich is a                  None
Age:  45                                    successor elected   Shareholder with the law
Address:                                                        firm of Fergeson, Skipper
c/o Fergeson,                               14 years            et. al. and has been
Skipper et. al.                                                 employed with such firm
Suite 1000                                                      since April 1989.  He
1515 Ringling Blvd.                                             holds a Bachelor of
Sarasota, FL  34236                                             Science degree from
                                                                Florida State University
                                                                and a law degree from
                                                                Stetson College of Law.

                                             Term of Office             Principal                Other
Name, Address,              Position(s)      and Length of            Occupation(s)          Directorships
and Age                    Held with Fund     Time Served          during Past 5 Years      Held by Director
--------------             --------------     -----------          -------------------      ----------------

"Interested Persons" of the Fund(1)

Michael J. Corbett            President     One-year term       Mr. Corbett has been              None
Age:  37                                                        President and Treasurer
Address:                                    2 years             of the Fund since
c/o Perritt MicroCap                                            November 1999.  He served
Opportunities Fund, Inc.                                        as a Vice President of
Suite 1520                                                      the Fund from March 1991
10 South Riverside Plaza                                        until November 1999.  He
Chicago, IL  60606-3802                                         has been Vice President
                                                                of the Adviser since
                                                                February 1997 and the
                                                                Senior Securities Analyst
                                                                of the Adviser since
                                                                October 1989.  He has a
                                                                Bachelor's of Science
                                                                degree from DePaul
                                                                University in Chicago,
                                                                Illinois.  Prior to
                                                                October, 1989, Mr.
                                                                Corbett worked in the
                                                                Options Department at
                                                                Charles Schwab & Co. and
                                                                was a student at DePaul
                                                                University in Chicago,
                                                                Illinois, where he
                                                                received a Bachelor of
                                                                Science degree in finance.

Robert A. Laatz            Vice President   One-year term       Mr. Laatz has been a Vice         None
Age:  57                   and Secretary                        President of the Fund
Address:                                    4 years             since November 1997,
c/o Perritt MicroCap                                            Secretary since November,
Opportunities Fund, Inc.                                        1998 and an associate
Suite 1520                                                      since May 1997.  Prior to
10 South Riverside Plaza                                        May 1997,  he was a
Chicago, IL  60606-3802                                         financial and operations
                                                                principal for J.B.
                                                                Richards Securities
                                                                Corp., a position he had
                                                                held since July 1980.
                                                                Mr. Laatz attended the
                                                                University of Illinois,
                                                                Urbana.

                                             Term of Office             Principal                Other
Name, Address,              Position(s)      and Length of            Occupation(s)          Directorships
and Age                    Held with Fund     Time Served          during Past 5 Years      Held by Director
--------------             --------------     -----------          -------------------      ----------------

Gerald W. Perritt          Vice President   One-year term       Dr. Perritt has been a            None
Age:  60                   and Director                         director of the Fund
Address:                                    14 years            since its inception in
c/o Perritt MicroCap                        (as Director)       August 1987 and Vice
Opportunities Fund, Inc.                                        President since November
Suite 1520                                                      1999.  Prior thereto he
10 South Riverside Plaza                                        served as President of
Chicago, IL  60606-3802                                         the Fund.  Dr. Perritt is
                                                                also the President of
                                                                Perritt Capital
                                                                Management, Inc., the
                                                                investment adviser to the
                                                                Fund, and Chairman of
                                                                Investment Information
                                                                Services, Inc., a
                                                                publisher of financial
                                                                newsletters and other
                                                                financial publications.
                                                                Dr. Perritt founded
                                                                Investment Information
                                                                Services, Inc. in 1983.
                                                                Prior thereto, he was
                                                                Executive Director of the
                                                                American Association of
                                                                Individual Investors, a
                                                                not-for-profit
                                                                organization formed to
                                                                educate the public about
                                                                the financial and
                                                                investment marketplace.

---------------

(1)  "Interested persons" are defined in Section 2(a)19) of the Investment Company Act of 1940. The above persons are referred to as "interested persons' by virtue of their position as an officer and/or director of the Adviser.



Committees
----------

     The Corporation's Board of Directors has no committees.

     The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended October 31, 2001:

                               COMPENSATION TABLE

                                      Pension or
                                      Retirement                       Total
                                       Benefits      Estimated      Compensation
                       Aggregate      Accrued as       Annual        from Fund
Name of               Compensation   Part of Fund   Benefits Upon     Paid to
Person                 from Fund       Expenses      Retirement      Directors
-------               ------------   ------------   -------------   ------------

Disinterested Persons of the Fund

Dianne Chaykin Click     $2,500            $0             $0          $2,500

David S. Maglich          2,500             0              0           2,500


Interested Person of the Funds

Gerald W. Perritt             0             0              0               0


Code of Ethics

     The Fund and the Adviser have adopted a Codes of Ethics effective March 1, 2000. The Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund. The Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     Set forth below are the names and addresses of all holders of the shares of the Fund who as of January 31, 2002 held of record more than 5% of the Fund's then outstanding shares. The shares owned by Charles Schwab & Co., Inc. and National Investor Services Corp. were owned of record only. The Fund knows of no person who beneficially owned 5% or more of the Fund's outstanding shares as of January 31, 2002. As of January 31, 2002, all officers and directors of the Fund as a group owned less than 1% of the Fund's then outstanding shares.

    Name of Stockholder                 Number of Shares        Percent of Class
    -------------------                 ----------------        ----------------
Charles Schwab & Co., Inc                  948,569.059                49.5%
101 Montgomery Street
San Francisco, CA  94104-4122

National Investor Services Corp.           482,336.244                25.2%
55 Water Street - Floor 32
New York, NY  10041-0028

     The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2001:


Name of Director                              Dollar Range of Shares of the Fund
----------------                              ----------------------------------

Disinterested Persons

  Dianne Chaykin Click                                       None

  David S. Maglich                                        $1-$10,000

Interested Persons

  Gerald W. Perritt                                    $50,001-$100,000


                               INVESTMENT ADVISER

     Perritt Capital Management, Inc., 10 South Riverside Plaza, Suite 1520, Chicago, Illinois (the "Adviser"), currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 1, 1998 (the "Advisory Agreement"). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation ("IIS"). Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.


     The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last approved by the stockholders of the Fund on April 20, 1998 and by the Board of Directors on November 17, 2001.

     In approving the continuation of the Advisory Agreement for the Fund, the Board of Directors considered a number of factors including, but not limited to, the following:

     o    the performance of the Fund

     o    the Fund's expense ratio and the limitation on Fund expenses

     o    the nature and the quality of the services offered by the Adviser

     o    the reasonableness of the compensation payable to the Adviser

     o    the Adviser's personnel.

     Based upon its review, the Board determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further, the Board determined that, based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interests of the Fund to continue the Advisory Agreement with the Adviser.

     None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.


     Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser, at its expense, places all orders for the purchase and sale of the Fund's portfolio securities.


     Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing stockholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to stockholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and stockholder relations (including determination of net asset value), the cost of stock certificates and fees for directors who are not "interested persons" of the Adviser.

     As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net asset value of the Fund. Prior to May 1, 1998, the annual rate was 0.70% of the average daily net asset value of the Fund. The Adviser received $50,157 (after expense reimbursement of $51,263), $63,381 (after expense reimbursement of $43,583), and $46,012 (after expense reimbursement of $65,195) in management fees for fiscal years 1999, 2000 and 2001, respectively.


     The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. If the states in which the Fund's common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the Fund's total operating expenses exceed 1.75% of the Fund's average net assets. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. During the fiscal year ended October 31, 2001, the Adviser reimbursed the Fund in the amount of $65,195.



                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

     In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).


     The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.


     The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid brokerage commissions in the amounts of $13,785, $26,389 and $39,519, respectively.

                                 REDEMPTION FEE

     The Fund imposes a 2% redemption fee on the value of shares redeemed less than 90 days after the date of purchase. The redemption fee will not apply to shares redeemed through the Systematic Withdrawal Plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be paid to the Fund.

     In calculating whether a redemption of Fund shares is subject to a redemption fee, a stockholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the stockholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.


                                    CUSTODIAN

     U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. U.S. Bancorp Fund Services, LLC has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant. As fund accountant, U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund's net asset value on a daily basis. In consideration of such services, the Fund pays monthly a fee based on the market value of its assets, with a minimum annual amount. During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid $24,316, $27,781 and $32,870, respectively, pursuant to the fund accounting services agreement.



                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the

Exchange will not be open for trading on the preceding Friday. The New York Stock Exchange also may be closed on national days of mourning.


     The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq Stock Market is valued at that price. All other over-the counter securities for which quotations are available are valued at the mean between the then closing bid and asked prices. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors or by the Adviser pursuant to procedures set forth by the Board of Directors and reviewed by the Board of Directors. High quality debt securities having maturities of less than 60 days will be valued by the amortized cost method.



                                      TAXES


     The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of the fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company taxable distributions.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to the stockholder.

     The Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with the stockholder's social security or other tax identification number and certify under penalty of perjury that such number is correct and that the stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


     This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.


                              STOCKHOLDER MEETINGS

     The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

     The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.


                                  CAPITAL STOCK

     The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987. The Fund has 20,000,000 shares of authorized capital stock, $.01 par value per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Stockholders are entitled to redeem shares.


     Certificates for shares held in an investor's account will be issued only upon written request, but the investor will be the record owner of all shares in the investor's account with full stockholder rights.



                                  MISCELLANEOUS

     A stockholder's account with the Fund may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

                             PERFORMANCE INFORMATION


     From time to time, in advertisements or in reports to stockholders, the Fund may compare its performance to that of other mutual funds including funds with similar investment objectives and to other relevant indices published by recognized mutual fund statistical rating services or publications of general interest such as "Forbes" or "Money." For example, the Fund may compare its performance to that of other growth or aggressive growth mutual funds and to the mutual fund industry as a whole (excluding money market funds), as compiled by Lipper Analytical Services, Inc. In addition, the Fund may compare its performance to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index, the Russell 2000 Index and the Dow Jones Industrial Average. The Fund may also compare its performance to the AMEX Market Value Index and the Nasdaq Composite Index. Performance comparisons should not be considered as representative of the future performance of the Fund.


     The Fund may cite its performance in the form of a total return over specified periods. The Fund's total return for any specified period of time is calculated by assuming the purchase of shares of the Fund at the offering price at the beginning of the period. Each dividend or other distribution paid by the Fund during the period is assumed to have been reinvested in additional shares of the Fund at net asset value on the reinvestment date. The number of shares thereby accumulated are valued at the end of the period.

     The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

     The Fund may also cite its performance in the form of an average annualized compounded return for a specified period of time. The average annual compounded return for the Fund is the return which, if applied to an initial investment and compounded over the given period, would result in the value of the investment at the end of the period.


     The average annual return is computed by finding the average annual compounded rates of return over the one, five and ten-year periods ended October 31, 2001 that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                  P(1+T)n = ERV

            Where:


            P     =   a hypothetical initial payment of $1000

            T     =   average annual total return

            n     =   number of years


            ERV   =   ending redeemable value of a hypothetical $1000 payment
                      made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods.

The Fund's average annual total returns for the one, five and ten-year periods ended October 31, 2001, were 9.6%, 7.5% and 9.3%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

Average Annual Total Return (After Taxes on Distributions)

     The average annual total return (after taxes on distributions) for the one, five and ten-year periods ended October 31, 2001 is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVD

            Where:

            P     =   a hypothetical initial payment of $1,000

            T     =   average annual total return (after taxes on distributions)

            n     =   number of years

            ATVD  =   ending value of a hypothetical $1,000 payment made at the
                      beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.


The Fund's average annual total returns (after taxes on distributions) for the one, five and ten-year periods ended October 31, 2001 were 4.5%, 5.5% and 7.8%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)
---------------------------------------------------------------------------

                  The average annual total returns (after taxes on distribution and redemptions) for the one, five and ten-year periods ended October 31, 2001 is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVDR

            Where:

            P     =   a hypothetical initial investment of $1,000

            T     =   average and annual total return (after taxes on
                      distributions and redemptions)

            n     =   number of years

            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions


The Fund's average annual total returns (after taxes on distributions and redemptions) for the one, five and ten-year periods ended October 31, 2001 were 3.6%, 4.5% and 6.6%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

---------------

Note: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State and local taxes were disregarded. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date.



                         INDEPENDENT PUBLIC ACCOUNTANTS


     Altschuler, Melvoin and Glasser LLP, One South Wacker Drive, Suite 800, Chicago, Illinois 60606-3392, audited the Fund's financial statements for the fiscal year ended October 31, 2001 and have been selected as the Fund's accountants for fiscal year 2002.



                                OTHER INFORMATION

Item 23. Exhibits

(a)  Registrant's Articles of Incorporation, as amended. (1)

(b)  Registrant's By-Laws, as amended. (1)

(c)  None

(d)  Investment Advisory Agreement. (1)

(e)  None

(f)  None


(g) Custodian Agreement with Firstar Bank, N.A. (now known as U.S. Bank N.A.) (successor to Firstar Trust Company) (1)


(h)  (i)  Shareholder Servicing Agent Agreement (1)


     (ii) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to Firstar Mutual Funds Services, LLC, now known as U.S. Bancorp Fund Services, LLC) (2)


(i)  Opinion of Foley & Lardner, counsel for Registrant

(j)  Consent of Altschuler, Melvoin & Glasser LLP

(k)  None

(l)  Subscription Agreement of Gerald W. Perritt (1)

(m)  None

(n)  None

(o)  (Reserved)


     (p) Code of Ethics of Perritt MicroCap Opportunities Fund, Inc. and Perritt Capital Management, Inc., effective as of March 1, 2000. (3)


---------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on February 27, 1998 and its accession number is 0000897069-98-000117.


(2) Previously filed as Exhibit (h)(ii) to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference hereto. Post-Effective Amendment No. 14 was filed on February 28, 2000 and its accession number is 0000897069-00-000119.

(3) Previously filed as Exhibit 99(e) to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on February 26, 2001 and its accession number is 0000897069-01-000181.

Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

     Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification
         ---------------

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

          Section 7.  Indemnification.
                      ---------------

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

     Incorporated by reference to the information contained under "MANAGEMENT OF THE FUND" in the Prospectus and under "DIRECTORS AND OFFICERS OF THE FUND" in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters
         ----------------------

     Registrant has no principal underwriters.

Item 28. Location of Accounts and Records
         --------------------------------

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Michael J. Corbett, at Registrant's corporate offices, 10 S. Riverside Plaza, Suite 1520, Chicago, Illinois 60606.

Item 29. Management Services
         -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings
         ------------


     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to stockholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 25th day of February, 2002.


                                          PERRITT MICROCAP OPPORTUNITIES
                                          FUND, INC.

                                          By: /s/ Michael J. Corbett
                                             -----------------------------------
                                              Michael J. Corbett
                                              President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

            Name                           Title                     Date
            ----                           -----                     ----


/s/ Michael J. Corbett             Principal Executive         February 25, 2002
---------------------------        Officer
Michael J. Corbett


/s/ Robert A. Laatz                Principal Financial         February 25, 2002
---------------------------        and Accounting
Robert A. Laatz                    Officer


/s/ David S. Maglich               Director                    February 25, 2002
---------------------------
David S. Maglich


/s/ Dianne C. Click                Director                    February 25, 2002
---------------------------
Dianne C. Click


/s/ Gerald W. Perritt              Vice President and          February 25, 2002
---------------------------        Director
Gerald W. Perritt

                                  EXHIBIT INDEX


Exhibit No.                  Exhibit
-----------                  -------

(a)  Registrant's Articles of Incorporation, as amended*

(b)  Registrant's By-Laws, as amended*

(c)  None

(d)  Investment Advisory Agreement*

(e)  None

(f)  None

(g) Custodian Agreement with Firstar Bank Milwaukee, N.A. (successor to Firstar Trust Company)*

(h)  (i)  Shareholder Servicing Agent Agreement*


     (ii) Fund Accounting Services Agreement*


(i)  Opinion of Foley & Lardner, counsel for Registrant

(j)  Consent of Altschuler, Melvoin and Glasser LLP

(k)  None

(l)  Subscription Agreement of Gerald W. Perritt*

(m)  None

(n)  None

(o)  (Reserved)


(p) Code of Ethics of Perritt MicroCap Opportunities Fund, Inc. and Perritt Capital Management, Inc., effective as of March 1, 2000*



---------------
* Previously filed and incorporated herein by reference.